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                                                                      Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT

TITLE                                              STATE OF INCORPORATION
-----                                              ----------------------
UBC Holding Company, Inc.                                 West Virginia

United Bank, Inc.                                         West Virginia

United Brokerage Services, Inc.                           West Virginia

United Real Estate Property Services, Inc.                West Virginia

United Venture Fund, Inc.                                 West Virginia

George Mason Bankshares, Inc.                             Virginia

United Bank                                               Virginia

George Mason Mortgage, LLC                                Virginia

Excel Title Corporation                                   Virginia

GMBS Capital Management Co.                               Nevada

GMBS Investment Co., LLC                                  Nevada

UBC Capital Management, Co.                               Nevada

UBC Investment Co., LLC                                   Nevada

United Asset Management Corp.                             Nevada

United Loan Management Co.                                Nevada

Century Capital Trust I                                   District of Columbia

United Statutory Trust I                                  Connecticut

United Statutory Trust II                                 Delaware

United Statutory Trust III                                Connecticut

United Statutory Trust IV                                 Delaware

Sequoia Trust I                                           Delaware

Sequoia Trust II                                          Delaware

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